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PeopleFirst.com Vehicle Receivables Owner Trust 2000-1
Reporting Period:                                                                                        July-00
Payment Date:                                                                                          15-Aug-00
-------------                                                                                          ---------

Balances                                                                             Original            Current
                                                                                     --------            -------
Class A-1 Notes                                                                 $  31,000,000.00    $  18,078,390.79
    Factor                                                                            100.00%              58.32%
Class A-2 Notes                                                                 $ 109,000,000.00    $ 109,000,000.00
    Factor                                                                            100.00%             100.00%
Class A-3 Notes                                                                 $  34,000,000.00    $  34,000,000.00
    Factor                                                                            100.00%             100.00%
Class A-4 Notes                                                                 $  71,000,000.00    $  71,000,000.00
    Factor                                                                            100.00%             100.00%
Class A Certificate                                                             $   5,004,168.29    $   5,004,168.29
    Factor                                                                            100.00%             100.00%

Cash Receipts
Principal Received and Principal Waived (preceding Collection Period)           $   6,641,775.82
Principal Waived                                                                $        (10.04)
Interest Collections/Overpayments (preceding Collection Period)                 $   1,627,455.18
Liquidation Proceeds (preceding Collection Period)                              $              -
Repurchase Amounts (preceding Collection Period)                                $              -
Collection Account Interest Accrued                                             $       9,461.86
Reserve Account Interest Accrued                                                $      12,815.99
Other Interest Accrued                                                          $              -
Reserve Account Reduction                                                       $              -
Total Cash Receipts                                                             $   8,291,498.81

Beginning Reserve Account Balance                                               $   2,746,343.70

Total Cash Available                                                            $  11,037.842.51

Required Distributions
PF Servicing Fee                                                                $     102,470.82
FSA Premium                                                                     $      59,657.84
Indenture Trustee Fee                                                           $       1,015.15
Back-Up Servicing Fee                                                           $       6,148.25      Per $1,000
                                                                                                      ----------
Noteholder Interest A1                                                          $     133,198.81    $           4.30
Noteholder Interest A2                                                          $     660,812.50    $           6.06
Noteholder Interest A3                                                          $     208,675.00    $           6.14
Noteholder Interest A4                                                          $     438,129.17    $           6.17
Noteholder Principal A1                                                         $   6,552,958.88    $         211.39
Noteholder Principal A2                                                         $              -    $              -
Noteholder Principal A3                                                         $              -    $              -
Noteholder Principal A4                                                         $              -    $              -
Certificateholder Principal                                                     $     133,733.85    $          26.72
Required Reserve Fund Contribution                                              $   3,177,976.93
Excess Monies Back to Certificateholder                                         $              -
Total Required Distributions                                                    $  11,474,177.19

Actual Distributions
PF Servicing Fee                                                                $     102,470.82
FSA Premium                                                                     $      59,657.84
Indenture Trustee Fee                                                           $       1,015.15






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
Back-Up Servicing Fee                                                           $        6,148.25      Per $1,000
                                                                                                       ----------
Noteholder Interest A1                                                          $      133,198.81    $           4.30
Noteholder Interest A2                                                          $      660,812.50    $           6.06
Noteholder Interest A3                                                          $      208,675.00    $           6.14
Noteholder Interest A4                                                          $      438,129.17    $           6.17
Noteholder Principal A1                                                         $    6,552,958.88    $         211.39
Noteholder Principal A2                                                         $               -    $              -
Noteholder Principal A3                                                         $               -    $              -
Noteholder Principal A4                                                         $               -    $              -
Certificateholder Principal                                                     $               -    $              -
Actual Reserve Fund Contribution                                                $      128,432.40
Excess Monies Back to Certificateholder                                         $               -
Total Actual Distributions                                                      $    8,291,498.81

Pool Balance at the Beginning of Collection Period                              $  245,929,963.24
Pool Balance at End of Collection Period                                        $  239,288,177.36

Ending Reserve Account Balance                                                  $    2,874,776.10
Amounts Paid Under FSA Policy                                                   $               -

Delinquencies                                                          Percent         Number                Amount
30-59 Days                                                               0.01%           2           $      29,285.98
60-89 Days                                                               0.01%           1           $      22,722,94
90-119 Days                                                              0.00%           0                      $0.00
>=120 days                                                               0.00%           0                      $0.00

Default Ratio                                                            0.00%           0                      $0.00







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